UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
September 14, 2007 (September 12, 2007)

Commission			IRS Employer
File		State of	Identification
Number	Registrant	Incorporation	Number
000-51660	CapitalSouth Bancorp	Delaware	63-1026645

2340 Woodcrest Place, Suite 200
Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)
(205) 870-1939
(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets
On September 14, 2007, pursuant to the terms of the Agreement and Plan of Merger, dated as of February 28, 2007 (the “Merger Agreement”), by and between CapitalSouth Bancorp (“CapitalSouth”) and Monticello Bancshares, Inc. (“Monticello”) and joined by James C. Bowen, CapitalSouth and Monticello completed the merger in which Monticello merged with and into CapitalSouth, with CapitalSouth as the surviving corporation. As of June 30, 2007, Monticello reported total assets of approximately $234.2 million. A copy of the press release announcing the completion of the merger is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Under the terms of the Merger Agreement, Monticello shareholders will receive 1,047,619 shares of CapitalSouth common stock, $14 million in cash, and a promissory note for $8 million in exchange for all of Monticello’s outstanding common stock. James C. Bowen, Chairman and Chief Executive Officer of Monticello and owner of 48.06% of Monticello’s outstanding common stock, will receive a cash payment of $8,044,444, the promissory note, and 110,603 shares of CapitalSouth common stock. As discussed below, Mr. Bowen joined the Board of Directors of CapitalSouth as of the close of business September 14, 2007. Mr. Bowen will also serve as President of Mortgage Lion, Inc., a wholly owned wholesale mortgage subsidiary of CapitalSouth Bank (“Mortgage Lion”).
This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In connection with the merger, James C. Bowen has joined the Board of Directors of CapitalSouth effective September 14, 2007, increasing to seven the size of the Board, as announced in Exhibit 99.1 incorporated by reference herein. The Merger Agreement requires CapitalSouth to name Mr. Bowen as a director following completion of the merger. Mr. Bowen, as an inside director, will not be serving on any committees of the Board.
Mr. Bowen, in addition to serving as Chairman and Chief Executive Officer of Monticello, also was a customer of, and had transactions with, Monticello in the ordinary course of business during the current and past fiscal year and anticipates continuing those relationships with CapitalSouth. Any loans are made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than normal risk of collectibility. Mortgage Lion leases a facility located in Fitzgerald, Georgia from Mr. Bowen on a month-to-month basis for $2,350 per month. Mr. Bowen’s daughter, Tiffany Marshall, currently serves as the secondary marketing manager for Mortgage Lion. Mr. Bowen’s son, Tate Bowen, works part-time for Mortgage Lion as an assistant to Mr. Bowen, primarily in the area of file retention and storage. Mr. Bowen’s sister, Gail Metz, served as a manager of the construction/permanent loan administration department of Monticello Bank, and CapitalSouth anticipates that Ms. Metz will continue in a similar capacity with CapitalSouth Bank.
On September 14, 2007, CapitalSouth Bank and James C. Bowen entered into a Non-Recourse Indemnity and Security Agreement, which was also joined in for a limited purpose by CapitalSouth (the “Indemnity Agreement”). The Indemnity Agreement provides that James C. Bowen shall indemnify CapitalSouth Bank for a portion of certain losses, if any, related to loans issued and sold by Monticello Bank prior to the merger. Mr. Bowen shall have no liability for indemnification until such losses exceed $2.5 million, and his total liability is capped at $1.5 million. As security for Mr. Bowen’s indemnification obligations, Mr. Bowen has pledged $1.5 million of his $8 million note received in connection with the merger. This description of the Indemnity Agreement does not purport to be complete and is qualified in its entirety by reference to the Indemnity Agreement, which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.
On September 14, 2007, CapitalSouth Bank and James C. Bowen entered into an Incentive Compensation Agreement (the “Incentive Compensation Agreement”), whereby Mr. Bowen shall serve as President of Mortgage Lion. In that capacity, Mr. Bowen shall have general responsibility for the management of Mortgage Lion. CapitalSouth Bank shall pay Mr. Bowen an amount equal to forty percent (40%) of the annual pre-tax profits of Mortgage Lion, as such amount is computed in accordance with the terms of the Incentive Compensation Agreement (the “Incentive Compensation”). Mr. Bowen shall receive a draw of $2,500 per month, which draw amount shall be offset against Mr. Bowen’s Incentive Compensation. This description of the Incentive Compensation Agreement does not purport to be complete and is qualified in its entirety by reference to the Incentive Compensation Agreement, which is attached as Exhibit 10.2 to this report and is incorporated herein by reference.
ITEM 8.01 Other Events
On September 12, 2007, CapitalSouth announced that its stockholders, voting at the special meeting convened on September 12, 2007, approved the merger and the issuance of shares of CapitalSouth Bancorp common stock in connection with the Agreement and Plan of Merger by and between CapitalSouth Bancorp and Monticello Bancshares, Inc.
A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
FORWARD-LOOKING STATEMENTS
This filing may contain forward-looking statements about CapitalSouth, Monticello and/or the combined company that involve inherent risks and uncertainties. These forward looking statements may include, among others, statements about expectations, strategic objectives, business prospects, plans, anticipated expenses and expense savings and financial results, future performance and other similar matters of CapitalSouth, Monticello and/or the combined company. Statements using such words as “may”, “will”, “expect”, “could”, “should” “would”, “estimate”, “believe”, “plan”, “anticipate”, and similar expressions are forward looking statements and are subject to numerous assumptions, risks and uncertainties.
A variety of factors may affect the operations, performance, business strategy and results of CapitalSouth, Monticello and/or the combined company and could cause actual results and experiences to differ materially from the expectations and objectives expressed in these statements. These factors include, but are not limited to, the risk that CapitalSouth and Monticello will not be able to successfully integrate Monticello, including integration of information systems and retention of key personnel; the risk that the cost savings and revenue synergies from the Merger may not be fully realized or may take longer to realize than expected; disruption from the Merger making it more difficult to maintain relationships with clients, employees or suppliers; financial market volatility; the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; unanticipated regulatory or judicial proceedings or rulings; the impact of changes in accounting principles; actions and initiatives by current and potential competitors; the ability to retain key personnel; the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; and acts of terrorism or war. Additional factors that could cause CapitalSouth’s results to differ materially from those described in the forward-looking statements can be found in the 2006 Annual Report on Form 10-K of CapitalSouth, and in the Quarterly Reports on Form 10-Q of CapitalSouth filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov). The forward-looking statements in this filing release speak only as of the date of the filing, and CapitalSouth does not undertake any obligation to update any such forward-looking statements to reflect new or changed events.

ITEM 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business acquired.
The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro forma financial information.
The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits

2.1	Agreement and Plan of Merger, dated February 28, 2007 (incorporated by reference from CapitalSouth’s Current Report on Form 8-K filed March 5, 2007).
10.1	Non-Recourse Indemnity and Security Agreement dated September 14, 2007.
10.2	Incentive Compensation Agreement dated September 14, 2007.
99.1	Press Release dated September 14, 2007.
99.2	Press Release dated September 12, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
September 14, 2007

CAPITALSOUTH BANCORP
By /s/ Carol W. Marsh
Carol W. Marsh
Senior Vice President, Secretary and Chief Financial Officer